UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 03, 2023

MAIA Biotechnology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41455	83-1495913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 West Lake Street, Suite 1700
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 416-8592

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001	MAIA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

In connection with SEC pronouncements related to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”), MAIA Biotechnology, Inc. (the “Company”) re-evaluated its accounting for the issuance of ratchet shares to certain private investors that purchased shares of common stock of the Company prior to the Company’s initial public offering (the “IPO”) and warrants issued to the Underwriters in connection with its initial public offering (the “Underwriter Warrants”). As a result, the Company determined that the ratchet shares had improperly been treated as a deemed dividend instead of operating expense and the Underwriter Warrants were improperly classified as equity instead of a liability.

On February 3, 2023, the audit committee (“Audit Committee”) of the board of directors of the Company concluded, after discussion with the Company’s management, that it is appropriate to restate the Company’s previously issued unaudited condensed consolidated balance sheet as of September 30, 2022, the unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of comprehensive loss and unaudited condensed consolidated statements of stockholders’ equity for the three and nine months ended September 30, 2022, and the unaudited condensed consolidated statement of cash flows for the nine months ended September 30, 2022 included in the Company’s previously filed Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the “Form 10-Q” and, the financial statements included in the Form 10-Q, the “Non-Reliance Financial Statements”). The Audit Committee concluded that the Non-Reliance Financial Statements should no longer be relied upon, and that the Company will amend the Form 10-Q to include restatements of the Non-Reliance Financial Statements. The changes do not impact the Company’s cash position.

The Company’s management has also concluded that in light of the errors described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s former independent registered accounting firm who were the auditors at the time the Form 10-Q was originally filed on November 9, 2022. Management has also discussed the matters disclosed in this Current Report with the current independent registered accounting firm who were appointed on November 21, 2022, and who has not performed any procedures on the condensed consolidated financial statements referred to above for the three and nine months ending September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIA BIOTECHNOLOGY, INC.

Date:	February 6, 2023	By:	/s/ Vlad Vitoc
Name: Vlad Vitoc Title: Chief Executive Officer